THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT N°1 TO
OPTION FOR A LICENSE AGREEMENT

THIS AMENDMENT N°1 (hereinafter referred to as the “Amendment N°1”) entered into as of the 14th day of June, 2017 (the “Amendment N°1 Effective Date”) by and between MacroGenics, Inc. a Delaware corporation having a place of business at 9704 Medical Center Drive, Rockville, MD, USA 20850 (“MacroGenics”), and Les Laboratoires Servier, a company organized and existing under the laws of France, having a principal office located at 50 rue Carnot 92284 Suresnes (“LLS”) and Institut de Recherches Servier, a company organized and existing under the laws of France, having a principal office located at 3 rue de la Republique - 92150 Suresnes - France (“IdRS”) and LLS and IdRS hereinafter collectively referred to as “Servier”).
MacroGenics and Servier are each referred to herein by name or as a “Party” or, collectively, as “Parties.”
WHEREAS, Servier and MacroGenics are parties to the Option for a License Agreement, dated September 19, 2012 (hereinafter referred to as the “Agreement”), which set forth notably the terms and conditions of an option grant and an exclusive license to enable Servier to research, develop and commercialize DARTS mentioned in the Agreement, upon exercise of the exclusive option by Servier with respect to such DARTS;
WHEREAS, Servier and MacroGenics wish to execute an Amendment N°1 to the Agreement, in accordance with Section 16.10 of the Agreement, in order to provide for alternate terms with respect to certain of the Parties’ rights and obligations under Section 7.1.1 of the Agreement
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following terms and conditions:
All capitalized terms used in this Amendment N°1 but not otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1. TRANSFER OF MACROGENICS MANUFACTURING KNOW-HOW FOR [***]

Section 7.1.1 of the Agreement is hereby amended to add the following as the second sentence of such Section:
“Notwithstanding the foregoing, for the [***] designated as [***] which is included in the [***], upon a decision of the Joint Manufacturing Committee (“JMC”) (a subcommittee of the JSC established in accordance with Section 2.5.3) and on a schedule and a product comparability plan agreed upon by the JMC, MacroGenics shall disclose (and provide copies, as applicable) to either Servier or a Third Party manufacturer that is mutually acceptable to both Parties, all MacroGenics Know-How necessary or useful to enable Servier or such Third Party manufacturer (as appropriate) to Manufacture applicable Licensed Product included in the [***] based on a manufacturing process determined by MacroGenics.”

2. TERM

This Amendment N°1 shall be effective on the Amendment N°1 Effective Date and ends at the expiration of the Agreement.

3. OTHER TERMS AND CONDITIONS OF THE AGREEMENT

All other terms and conditions of the Agreement not modified by the Amendment N°1 shall remain unaltered and given full force and effect.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

MACROGENICS, INC.

By:	[***]
Name:	[***]
Title:	[***]

LES LABORATOIRES SERVIER

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

INSTITUT DE RECHERCHES SERVIER

By:	[***]
Name:	[***]
Title:	[***]